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                                                                    Exhibit 99.1


              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the references to our firm under the captions "Financial Highlights" in the Prospectus and "Independent Auditors" in the Statement of Additional Information and to the incorporation by reference of our report dated February 14, 1997, in Post-Effective Amendment Number 21 to the Registration Statement (Form N-1A No. 2-94479) of Chubb America Fund, Inc.


                                        ERNST & YOUNG LLP


Boston, Massachusetts
December 29, 1997